UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
DATE OF REPORT (Date of earliest event reported): April 13, 2006
InterMune, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-29801 (Commission File Number)	94-3296648 (I.R.S. Employer Identification No.)

3280 BAYSHORE BLVD., BRISBANE, CALIFORNIA (Address of principal executive offices)	94405 (Zip Code)
(415) 466-2200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
InterMune, Inc. announced today the completion on April 13 of patient enrollment in the INSPIRE trial, a pivotal Phase III clinical trial of Actimmune® (interferon gamma-1b) in patients with idiopathic pulmonary fibrosis (IPF).
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished with this report on Form 8-K:

Number	Description
99.1	Press Release dated April 18, 2006 of InterMune, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated: April 18, 2006

INTERMUNE, INC. (Registrant)
By:	/s/ NORMAN L. HALLEEN
Chief Financial Officer and Senior Vice
President (Principal Financial and Accounting Officer and Duly Authorized Officer)

INDEX TO EXHIBITS

Number	Description
99.1	Press Release dated April 18, 2006 of InterMune, Inc.